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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------

       Date of Report (Date of earliest event reported): November 30, 2001
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                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

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          New York                      1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
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       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

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         (Former name or former address, if changed since last report)



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Item 9. Regulation FD Disclosure.

On November 30, 2001, Ken Chenault, Chairman and Chief Executive Officer of the Company, through a letter to employees, announced the return of the Company's headquarters to the American Express Tower at the World Financial Center. Excerpts from this letter are furnished herein on Exhibit 99.1.

On December 3, 2001, Gary Crittenden, Executive Vice President and
Chief Financial Officer of the Company, will be presenting at a Lehman Brothers financial services conference. Certain information contained in such presentation is furnished herein on Exhibit 99.2.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                        By /s/  Stephen P. Norman
                                           --------------------------
                                        Name:  Stephen P. Norman
                                        Title: Secretary

DATE:   December 3, 2001

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                                  EXHIBIT INDEX

Item No.                          Description
---------                         -----------
99.1     Excerpts from K. Chenault's November 30, 2001 letter to employees.

99.2 Certain information contained in a presentation to be delivered by Gary Crittenden, Executive Vice President and Chief Financial Officer of the Company, on December 3, 2001 at a Lehman Brothers financial services conference.